Other information	12 Months Ended
Dec. 31, 2017
Disclosure Of Notes And Other Explanatory Information Explanatory [Abstract]
Disclosure of notes and other explanatory information [text block]

37 Other information

Supplemental cash flow information

(€ million)	2017	2016	2015
Disposal of consolidated subsidiaries and businesses
Current assets	166	6,526	44
Non-current assets	814	8,615	125
Net borrowings	(252)	(5,415)	(77)
Current and non-current liabilities	(205)	(6,334)	(45)
Net effect of disposals	523	3,392	47
Reclassification of foreign currency translation differences among other items of comprehensive income		7	(34)
Fair value of share capital held after the sale of control		(1,006)
Gain on disposal	2,148	11	66
Non-controlling interest		(1,872)
Selling price	2,671	532	79
less:
Cash and cash equivalents	(9)	(894)	(6)
Disposal of consolidated subsidiaries and businesses net of cash and cash equivalent	2,662	(362)	73

Cash flow from disposals of 2017 related to: (i) the sale to ExxonMobil of a 25% interest in natural gas-rich Area 4 offshore Mozambique where development activities are ongoing to put into production the significant gas resources discovered by Eni. Particularly in 2017, Eni made the final investment decision (FID) of the Coral FLNG project regarding development of gas reserves. The cash consideration amounted to €2,362 million plus the corresponding portion of net borrowings of the business divested to the buyer amounting to €264 million; (ii) the sale of the whole interest in the consolidated company Eni Gas & Power NV and its subsidiary Eni Wind Belgium NV, operating in the gas & power retail activities in Belgium. The sale price amounted to €302 million including cash divested of  €8 million.